UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 29, 2008

Date of report (Date of earliest event reported)

RIGHTNOW TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31321	81-0503640
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

136 Enterprise Boulevard

Bozeman, Montana 59718

(Address of Principal Executive Offices, Including Zip Code)

(406) 522-4200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

RightNow Technologies, Inc. (the “Company” or “RightNow”) has appointed Jeff Davison as Vice President and Chief Financial Officer effective January 29, 2008 pursuant to the terms of an offer letter dated and accepted January 29, 2008, providing that Mr. Davison will (i) receive an annual base salary of $200,000 and an annual target bonus potential of $100,000; (ii) be granted an option to purchase 75,000 shares of the Company’s common stock pursuant to the terms of the Company’s 2004 Equity Incentive Plan; (iii) be entitled to receive six months’ salary and bonus continuation as severance and acceleration of 100% of any then-unvested option shares granted after January 29, 2008 in the event of termination of his employment without cause or for good reason within 12 months following a change in control; (iv) be entitled to receive six months’ salary and bonus continuation as severance and acceleration of an additional 12.5% of any then-unvested option shares granted after January 29, 2008 in the event of termination of his employment without cause; and (v) become a party to the Company’s standard indemnification agreement.  The Company’s form of executive officer offer letter and schedule of material differences thereto for Mr. Davison is filed as Exhibit 10.31 to this Current Report on Form 8-K and is incorporated herein by reference. The board of directors also appointed Mr. Davison to serve as the Company’s Treasurer effective January 29, 2008.

Prior to the appointment, Mr. Davison, age 43, has served as a key member of the RightNow finance and sales organization for eight years.  He joined the Company in November 1999 as controller.  In November 2000, he was appointed as Vice President Sales Operations and served in that role until April 2006, when he was appointed as Vice President Finance and Operations.  Prior to joining the Company, Mr. Davison was the Corporate Controller for Powerhouse Technologies, Inc., a diversified gaming technology company, and Vice President Finance and Controller for divisions of Powerhouse Technologies.  He also has prior experience with PacifiCorp, a diversified utility company, and KPMG LLP, an independent public accounting firm.  Prior to the appointment, Mr. Davison received a 2007  annual base salary of $170,000 and an annual bonus of $65,033.  Additionally, he was granted  in 2007 an option to purchase 5,000 shares of the Company’s common stock pursuant to the terms of the Company’s 2004 Equity Incentive Plan.

Mr. Davison replaces Susan Carstensen, who resigned her position as Chief Financial Officer and Treasurer effective January 29, 2008 and has been appointed as the Company’s Vice President and Chief Operating Officer effective January 29, 2008 pursuant to the terms of an offer letter dated and accepted January 29, 2008, providing that Ms. Carstensen will (i) receive an annual base salary of $240,000 and an annual target bonus potential of $160,000; (ii) be granted an option to purchase 100,000 shares of the Company’s common stock pursuant to the terms of the Company’s 2004 Equity Incentive Plan; (iii) be entitled to receive six months’ salary and bonus continuation as severance and acceleration of 100% of any then-unvested option shares granted after January 29, 2008 in the event of termination of her employment without cause or for good reason within 12 months following a change in control; and (iv) be entitled to receive six months’ salary and bonus continuation as severance and acceleration of an additional 12.5% of any then-unvested option shares granted after January 29, 2008 in the event of termination of her employment without cause.  The Company’s form of executive officer offer letter and schedule of material differences thereto for Ms. Carstensen is filed as Exhibit 10.31 to this Current Report on Form 8-K and is incorporated herein by reference. Ms. Carstensen will continue to serve as the Company’s Assistant Secretary but will no longer serve as the Company’s Chief Financial Officer or Treasurer effective January 29, 2008.

Prior to the appointment, Ms. Carstensen, age 45, served as Chief Financial Officer, Vice President, Treasurer and Assistant Secretary.  She joined the Company in 1999 as Chief Financial Officer.  In addition, as Chief Financial Officer, Ms. Carstensen has also led professional services, technology operations, human resources and installed base sales.  Prior to joining RightNow, Ms. Carstensen spent five years at Powerhouse Technologies, Inc., a diversified gaming technology company, in various management positions, including Chief Financial Officer.  She also has prior experience with Martin Marietta Astronautics Group, an aerospace and defense contractor, and Ernst & Young LLP, an independent public accounting firm.  Ms. Carstensen has previously signed the Company’s standard indemnification agreement.  Prior to the appointment, Ms. Carstensen received a 2007 annual base salary of $220,000 and an annual bonus of $50,919.  Additionally, she was granted in 2007 an option to purchase 30,000 shares of the Company’s common stock pursuant to the terms of the Company’s 2004 Equity Incentive Plan.

Item 7.01.              Regulation FD Disclosure.

On January 30, 2008 the Company issued a press release announcing the appointment of Mr. Davison as Vice President and Chief Financial Officer to replace Ms. Carstensen in the position of Chief Financial Officer, and Ms. Carstensen’s appointment as Vice President and Chief Operating Officer.  A copy of the press release, dated January 30, 2008, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Mr. Davison will also serve as the Company’s Treasurer, a position formerly held by Ms. Carstensen.

The information contained in Item 7.01 of this report, including Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission and not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The information contained in Item 7.01 of this report and in the accompanying Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company under the Exchange Act or the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This report and Exhibit 99.1 hereto contains forward-looking statements. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words.  These forward-looking statements are based on the Company’s current expectations, estimates and projections about its industry, management’s beliefs, and certain assumptions made by the Company, all of which are subject to change.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, risks associated with our business model, our ability to develop or acquire, and gain market acceptance for new products in a cost-effective and timely manner; our success in transitioning to a new Chief Operating Officer and a new

Chief Financial Officer; the market success of our RightNow 8 product; the gain or loss of key customers; competitive pressures; our ability to expand operations; fluctuations in our earnings as a result of the impact of stock-based compensation expense; interruptions or delays in our hosting operations; breaches of our security measures; our ability to protect our intellectual property from infringement, and to avoid infringing on the intellectual property rights of third parties; our ability to manage and expand our partner relationships, and our ability to expand, retain and motivate our employees and manage our growth.  Further information on potential factors that could affect our financial results is included in our Annual Report on Form 10-K, quarterly reports of Form 10-Q, and in other filings with the Securities and Exchange Commission.  The forward-looking statements in this release speak only as of the date they are made.  We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

Not Applicable.

(b)           Pro Forma Financial Information.

Not Applicable.

(c)           Shell Company Transactions.

Not Applicable.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

10.31	Form of Executive Officer Offer Letter and Schedule of Material Differences thereto for Jeff Davison and Susan Carstensen

99.1

Press Release, dated January 30, 2008, announcing appointment of Jeff Davison as Chief Financial Officer, Vice President and Treasurer and Susan Carstensen as Chief Operating Officer and Vice President (furnished herewith pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC.
(Registrant)

Dated: January 30, 2008	/s/ Jeff Davison
Jeff Davison
Chief Financial Officer, Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.31	Form of Executive Officer Offer Letter and Schedule of Material Differences thereto for Jeff Davison and Susan Carstensen

99.1

Press Release, dated January 30, 2008, announcing appointment of Jeff Davison as Chief Financial Officer, Vice President and Treasurer and Susan Carstensen as Chief Operating Officer and Vice President (furnished herewith pursuant to Item 7.01).